UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 5, 2010

CHINA POLYPEPTIDE GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-151148	20-8731646
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 11 Jiangda Road
Jianghan Economical Development Zone
430023 Wuhan, P.R. China

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (86) 2783518396

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

Dismissal of Prior Auditor

On February 5, 2010, China Polypeptide Group, Inc. (f/k/a Hamptons Extreme, Inc.) (the “Company”) dismissed Li & Company, PC (“Li &Co.”) as its independent registered public accounting firm in connection with the Stock Exchange Agreement (the “Exchange Agreement”) completed on November 13, 2009, when the Company’s principal business became that of Cantix International Ltd. (the “Operating Company”). The decision to dismiss Li & Co. as the Company’s independent auditor was approved by the Company’s Board of Directors.  None of the reports of Li &Co. on the Company’s financial statements for the past two fiscal years or subsequent interim period contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Li & Co.’s report on the Company’s audited financial statements dated March 13, 2009 contained in its Form 10-K for the fiscal year ended December 31, 2008 and 2007 included a going concern qualification with respect to uncertainty as to the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and the subsequent interim period through February 5, 2010, there were no disagreements with Li & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Li &Co.’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements and there were no "reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that Li &Co. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of such letter, dated February 8, 2010, is attached to this Form 8-K as Exhibit 16.1 and is filed herewith.

Appointment of New Auditor

On February 5, 2010 and effective immediately, the Company, upon the approval of the Board of Directors, engaged Bernstein & Pinchuk LLP (“B&P”), the current auditor for the Company’s wholly owned subsidiary, as the Company’ new independent registered public accounting firm for the fiscal year ending September 30, 2010, and to perform procedures related to the financial statements included in the Company’ annual report on Form 10-K and quarterly reports on Form 10-Q, beginning with, and including, the year ending September 30, 2010. The Company has not consulted with B&P during its fiscal years ended December 31, 2008, prior fiscal year end, the period from March 19, 2007 (inception) through December 31, 2007 and the period from March 19, 2007 (inception) through December 31, 2008, and the interim period from December 31, 2008 through February 5, 2010, regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that B&P concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statement and Exhibits

(c )	Exhibits

	16.1	Letter from Li & Company, PC to the Commission, dated February 8, 2010.

SIGNATURES

Pursuant to the requirements of Section12 of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

China Polypeptide Group, Inc.

Date: February 8, 2010	By:	/s/ Dongliang Chen
Name: Dongliang Chen Title: Chairman and Chief Executive Officer